UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

Claire’s Stores, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-8899, 333-148108, 333-175171	59-0940416
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

2400 West Central Road, Hoffman Estates, Illinois	60192
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 765-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 16, 2012, the offer (the “Exchange Offer”) by Claire’s Inc., a Delaware corporation (“Parent”), the parent corporation of Claire’s Stores, Inc., a Florida corporation (the “Company”), to exchange certain performance based stock options (the “Original Options”) held by employees of the Company and its affiliates, including the named executive officers (“Eligible Employees”), in each case previously granted pursuant to the Claire’s Inc. Amended and Restated Stock Incentive Plan (the “Plan”), for new performance based stock options of the Parent (the “New Options”) granted on a 1 for 2 basis was completed. The Exchange Offer had commenced on June 15, 2012.

For every two Original Options tendered by an Eligible Employee, such Eligible Employee received one New Option with an exercise price of $10 per share. Each New Option was granted pursuant to the Plan and a grant letter, substantially in the form of the grant letter filed as Exhibit 10.1 to this report and incorporated by reference herein. Each New Option will vest in equal installments on the first two anniversaries after the first to occur of (i) the date of a Qualified IPO at a price of at least $25 per share, (ii) any date following a Qualified IPO when the average stock price over the preceding 30 consecutive trading days exceeds $25 or (iii) any date before a Qualified IPO where more than 25% of the outstanding shares of the Parent are sold for cash or marketable consideration having a value of at least $25 per share. If, on or after the occurrence of an event described in (i), (ii) or (iii), but prior to the second anniversary thereof, there occurs a change of control of Parent, each New Option then outstanding will immediately vest. Under the terms of the Plan, a “Qualified IPO” means a sale by Parent of shares in an initial underwritten (firm commitment) public offering registered under the Securities Act of 1933 resulting in the listing of the shares on a nationally recognized stock exchange, including, without limitation the Nasdaq Stock Market, that results in any cash proceeds to Parent. The New Options will expire on July 16, 2019.

The foregoing description of the New Options is qualified in its entirety by reference to the form of grant letter attached to this Form 8-K as Exhibit 10.1 and incorporated by reference herein.

The table below sets forth the number of Original Options exchanged for New Options that were subject to the Exchange Offer by each of the Company’s named executive officers who participated in the Exchange Offer.

Officer	Position	Number of Original Options	Number of New Options
Jay Friedman	President of Claire’s North America	160,000	80,000
Beatrice Lafon	President of Claire’s Europe	140,000	70,000
J. Per Brodin	Executive Vice President, Chief Financial Officer	85,000	42,500

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Form of Grant Letter, effective as of July 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: July 17, 2012	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer

Exhibit List

Exhibit 10.1	Form of Grant Letter, effective as of July 16, 2012